UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

COMMUNITY FINANCIAL SHARES, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-51296	36-4387843
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

357 Roosevelt Road, Glen Ellyn, Illinois 60137
(Address Of Principal Executive Offices)(Zip Code)

(630) 545-0900
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On April 27, 2010, Community Financial Shares, Inc. (the “Company”), the parent holding company of Community Bank-Wheaton/Glen Ellyn, sent a letter to each of the Company’s stockholders of record discussing the Company’s financial results for the quarter ended March 31, 2010.  A copy of the stockholder letter is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01                      Financial Statements and Exhibits.

 (d)           Exhibits

Number	Description

99.1	Stockholder Letter Dated April 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010	By:	/s/ Scott Hamer
Name: Scott Hamer
Title: President and Chief Executive Officer